UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2012

DATALINK CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	000-29758	41-0856543
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

10050 Crosstown Circle, Suite 500, Eden Prairie, MN 55344

(Address of principal executive offices)

952-944-3462

(Registrant’s telephone number, including area code)

N/A

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry Into A Material Definitive Agreement.

On October 2, 2012, we entered into an asset purchase agreement with Strategic Technologies, Inc. (“STI”) and Midas Medici Group Holdings, Inc. (“Midas” and together with STI, the “Sellers”).  The purchase of the assets was completed on October 4, 2012.  STI is, among other things, in the business of reselling value-added hardware products and software products as well as providing professional, consulting and other services, including storage, back-up, security, hosting and recovery solutions for use in data centers, as well as managed services (the “Business”).  Under the asset purchase agreement, our wholly-owned subsidiary, STI Acquisition Corp., purchased and acquired from the Sellers substantially all of the assets used in the Business.  We paid Midas $13.2 million in cash, issued Midas 269,802 shares of our common stock, assumed approximately $20.8 million of the liabilities of the Business, and acquired approximately $16.0 million of the assets of the Business.  The cash used in connection with the acquisition was from cash and cash equivalents on hand.

In addition, on October 2, 2012, we entered into the fourth amendment to credit agreement, which amended our existing credit agreement with Wells Fargo Bank, N.A.  The amendment provides a $5.0 million increase to our revolving line of credit facility for a total maximum borrowing amount of $15.0 million that matures on July 31, 2014 and amended certain provisions of the credit agreement to permit the purchase of the assets described above. In connection with the amendment, we executed an amended and restated revolving line of credit note. The credit line continues to bear interest at 2.0% above the bank’s three month LIBOR rate. The other key terms, conditions, and financial covenants of the credit agreement, as amended, was described in our Form 8-K filed on April 1, 2011, which information is incorporated by reference herein.

The foregoing description of the asset purchase agreement, amended credit agreement and amended note does not purport to be complete and is qualified in its entirety by reference to the text of these documents, each of which are filed herewith and are incorporated by reference herein.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

The information described above under the first paragraph of “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 2.02.                                          Results of Operation and Financial Condition.

On October 4, we issued a press release announcing guidance about our results of operations for our recently completed third quarter ended September 30, 2012.  The text of this press release under the headings “3Q 2012 Guidance” and “Non-GAAP Details” is furnished on Exhibit 99.2 hereto and incorporated herein by reference.  In accordance with General Instruction B.2 of Form 8-K, the information in item 2.02 of this Current Report on Form 8-K, including the portions of Exhibit 99.2 referenced herein, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under the second paragraph of “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 3.02.                                          Unregistered Sales of Equity Securities.

Pursuant to the asset purchase agreement, we agreed, subject to the terms and conditions of the asset purchase agreement, to issue to Midas 269,802 shares of our common stock on October 4, 2012. The issuance of such shares are exempt from the registration requirement of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Rule 506 promulgated under Regulation D because, among other things such issuance does not involve a public offering and the shares were issued solely to an accredited investor.

The information described above under the first paragraph of “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)   Exhibits.

No.	Description
2.1	Asset Purchase Agreement, dated as of October 2, 2012, by and among Datalink Corporation, STI Acquisition Corp., Strategic Technologies, Inc., and Midas Medici Group Holdings, Inc.

99.1	Press Release, dated October 2, 2012, announcing the definitive agreement for the acquisition of assets from Strategic Technologies, Inc.

99.2	Press Release, dated October 4, 2012, announcing the completion of the acquisition of assets from Strategic Technologies, Inc.

99.3

Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association dated March 31, 2011 (Incorporated by reference to exhibit 10.1 in our Form 8-K filed on April 1, 2011(File No. 0-29758))

99.4	Amended and Restated Revolving Line of Credit Note by and between Wells Fargo Bank, National Association and Datalink Corporation, dated October 2, 2012

99.5	Fourth Amendment to Credit Agreement by and between Wells Fargo Bank, National Association and Datalink Corporation, dated October 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 4, 2012

DATALINK CORPORATION

	By	/s/ Gregory T. Barnum
Gregory T. Barnum,
Chief Financial Officer

EXHIBIT INDEX

No.	Description
2.1	Asset Purchase Agreement, dated as of October 2, 2012, by and among Datalink Corporation, STI Acquisition Corp., Strategic Technologies, Inc., and Midas Medici Group Holdings, Inc.

99.1	Press Release, dated October 2, 2012, announcing the definitive agreement for the acquisition of assets from Strategic Technologies, Inc.

99.2	Press Release, dated October 4, 2012, announcing the completion of the acquisition of assets from Strategic Technologies, Inc.

99.3

Credit Agreement by and between Datalink Corporation and Wells Fargo Bank, National Association dated March 31, 2011 (Incorporated by reference to exhibit 10.1 in our Form 8-K filed on April 1, 2011(File No. 0-29758))

99.4	Amended and Restated Revolving Line of Credit Note by and between Wells Fargo Bank, National Association and Datalink Corporation, dated October 2, 2012

99.5	Fourth Amendment to Credit Agreement by and between Wells Fargo Bank, National Association and Datalink Corporation, dated October 2, 2012